UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2024

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The Nasdaq Stock Market

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 30, 2024, Applied DNA Sciences, Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). The following proposals were voted on and were approved by the Company’s stockholders at the Annual Meeting with the stockholders having voted as set forth below:

I. To elect six directors to serve until the 2025 annual meeting of stockholders or until their respective successors are duly elected and qualified.

	FOR	WITHHELD	BROKER NON- VOTES
James A. Hayward	2,364,477	905,861	1,942,975
Robert B. Catell	2,384,561	885,777	1,942,975
Joseph D. Ceccoli	2,384,568	885,770	1,942,975
Yacov A. Shamash	2,382,506	887,832	1,942,975
Sanford R. Simon	2,383,486	886,852	1,942,975
Elizabeth Schmalz Shaheen	2,380,507	889,831	1,942,975

II. To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2024.

FOR	AGAINST	ABSTAIN
4,411,771	649,039	152,503

III. To grant the board of directors of the Company (the “Board”) discretionary authority for 12 months to amend the Company’s certificate of incorporation, as amended, to authorize a reverse stock split of common stock, at a ratio in the range from one-for-five to one-for-fifty, with such specific ratio to be determined by the Company’s Board following the Annual Meeting.

FOR	AGAINST	ABSTAIN
3,700,381	1,229,326	283,606

IV. To approve, in accordance with Nasdaq Listing Rule 5635(d), the exercisability of certain common stock purchase warrants, and the issuance of the common stock underlying such warrants, which warrants were issued in connection with an offering of securities of the Company that occurred on May 28, 2024.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,222,880	989,536	57,922	1,942,975

Each of the foregoing voting results from the Annual Meeting is final. Based on the foregoing votes, each of the proposals was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2024	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer